UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 14, 2003

                           IMMTECH INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Delaware                          8733                 39-1523370
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)

150 Fairway Drive, Suite 150, Vernon Hills, Illinois                60061
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

       Registrant's telephone number, including area code: (847) 573-0033

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 5. Other Events.

Consummation of Joint Venture

I. Consummation of Joint Venture

            On January 13, 2003, Immtech International, Inc. (the "Company") entered into a joint venture with an investor ("seller") who owns 100% of the outstanding equity of Lenton Fibre Optics Development Limited ("Lenton"), a Hong Kong company. The primary purpose of the joint venture is to construct and operate a pharmaceutical manufacturing facility capable of producing commercial quantities of the Company's pharmaceutical products on land held by Lenton. The land is located in a "free-trade zone" called the Futian Free Trade Zone, Shenzhen, in the Peoples Republic of China. The Company believes the joint venture will benefit by constructing its manufacturing plant in this tax-free zone because it will be allowed to import equipment and materials and export products on a tax-free basis. The Company intends, once the facility is built and government approvals are obtained, to engage the joint venture company to manufacture for commercial distribution Immtech's pharmaceutical products intended for sale in Asia, Africa and other selected regions. Under the terms of the agreement, the joint venture will be operated under the name Immtech Hong Kong Limited.

            Under the terms of the Share Purchase Agreement relating to Shares in Lenton Fibre Optics Development Limited dated January 13, 2003 by and among the seller, Lenton and the Company ("Share Purchase Agreement"), the Company purchased 80% of Lenton from the seller by issuing to the seller 1,200,000 unregistered shares of Immtech common stock, $0.01 par value. The parties have also entered into a Shareholders' Agreement relating to Lenton Fibre Optics Development Limited dated January 13, 2003 ("Shareholders' Agreement") that sets forth the parties agreement as to the affairs of the joint venture and the conduct of its business. The Shareholders' Agreement permits the Company to "unwind" the joint venture if, among other things, required government approvals are not obtained or construction of the facility does not proceed on a timely basis.

            Attached below is Exhibit 10.1, the Share Purchase Agreement as related to shares in Lenton Fibre Optics Development Limited and Exhibit 10.2, the Shareholders' Agreement relating to Lenton Fibre Optics Development Limited.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (b) Pro Forma Financial Information

                           IMMTECH INTERNATIONAL, INC.

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

            The unaudited pro forma condensed balance sheet below reflects the historical financial position of the Company, with pro forma adjustments as if the joint venture had closed on September 30, 2002.

            The unaudited pro forma adjustments are described in the accompanying notes and give effect to events that are directly attributable to the above mentioned joint venture and are factually supportable. The accounting for the joint venture reflects the preliminary allocation of the purchase price to the assets acquired and liabilities assumed based on their estimated fair values. The purchase price allocated to the assets acquired and liabilities assumed could change based upon the receipt of various appraisals and the completion of the assessment of fair values.

            The unaudited pro forma condensed balance sheet should be read in connection with the Company's Annual Report on Form l0-K for the year ended March 31, 2002 and Quarterly Reports on Form 10-Q for the quarters ended June 30, 2002 and September 30, 2002.

Immtech International, Inc.
(A Development Stage Enterprise)

Proforma Balance Sheet

Immtech International, Inc.
(A Development Stage Enterprise)                      Proforma         Proforma
                                                      adjustment
Condensed Balance Sheets (Unaudited)
                                       September 30
                                               2002
ASSETS

CURRENT ASSETS
   Cash and cash equivalents              1,892,029     (87,292)(a)    1,804,737
   Restricted funds on deposit            1,293,896                    1,293,896
   Other current assets                           0                            0
                                          ---------                    ---------

      Total current assets                3,185,925                    3,098,633

PROPERTY AND EQUIPMENT - Net                138,311                      138,311

OTHER ASSETS
   Investment                                         2,856,000 (a)    2,856,000
   Deposits                                  19,848                       19,848
                                          ---------                    ---------

      Total other assets                     19,848                    2,875,848

TOTAL                                     3,344,084                    6,112,792

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Accounts payable                         348,510      50,000 (a)      398,510
   Other accrued libilities                     862                          862
   Deferred revenue                       1,321,668                    1,321,668
                                          ---------                    ---------

      Total current liabilities           1,671,040                    1,721,040

DEFERRED RENTAL OBLIGATION                   23,962                       23,962
                                          ---------                    ---------

      Total liabilities                   1,695,002                    1,745,002

STOCKHOLDERS' EQUITY
      Total stockholders' equity          1,649,082   2,718,708 (a)    4,367,790

TOTAL                                     3,344,084                    6,112,792

(a) The unaudited pro forma adjustments reflect the Company's investment of 1,200,000 shares of its Common Stock to purchase 80% ownership of Lenton Fibre Optics Development Limited.

        (c) The following exhibits are filed with this report:

EXHIBIT NUMBER                            DESCRIPTION
--------------                            -----------

      10.1 Subscription Agreement relating to Shares in Lenton Fibre Optics Development Limited

      10.2 Shareholders' Agreement relating to Lenton Fibre Optics Development Limited

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   IMMTECH INTERNATIONAL, INC.


                                   By: /s/ T. Stephen Thompson
                                       -----------------------------------------
                                   Name:   T. Stephen Thompson
                                   Title:  Chief Executive Officer and President

Dated: January 14, 2003